UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03896

FPA U.S. VALUE FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)			Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA U.S. VALUE FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025			MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Item 1:  Report to Shareholders.

FPA U.S. Value Fund, Inc.

Semi-Annual Report

June 30, 2018

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Introduction

In the second quarter of 2018, the Fund's performance was 3.29%. It underperformed the total return of the S&P 500 Index (the "Index") only slightly, by 0.14%.

Despite the increased volatility in the market, from a fundamental perspective, not much has changed over the past few months. As a result, we continue to keep our focus on finding high-quality, growing businesses at attractive valuations.

Portfolio Commentary

Compared to the broader market, we believe our portfolio is of higher quality and has greater potential for earnings growth.

	FPA U.S. Value Fund		S&P 500
Large Capitalization	86.7%		97.6%
Top 5 Holdings	25.8%		16.0%
Top 10 Holdings	37.6%		21.2%
Foreign Securities	9.4%		0.0%
12-Month Forward P/E1	18.6	x	17.2	x
Price/Book	3.9	x	3.3	x
Return on Equity	21.6%		19.3%
EPS Growth Historical (2-year, $-weighted median)	17.7%		13.5%
EPS Growth Forecast (2-year, median)	13.7%		10.5%
Revenue Growth Historical (2-year, $-weighted median)	13.0%		10.0%
Revenue Growth Forecast (2-year, median)	12.9%		9.4%
Debt/Equity	1.2	x	1.3	x
Median Market Cap (billions)	$91.6		$20.7
Weighted Average Market Cap (billions)	$300.1		$217.4

Source: FPA, Mellon

As of June 30, 2018, the Fund was invested in 64 companies (61 of which are disclosed), including 49 disclosed that are in the Index. Moreover, the 49 disclosed positions in common make up approximately 32% of the Index weighting. A large portion of this overlap can be explained by the Fund's positions in various IT companies such as Apple, Alphabet, Facebook and Microsoft that carry large weighting in the Index. We continue to find value in these high quality businesses that trade at undemanding multiples given their above average growth.

Additionally, a majority of the 49 disclosed positions in common with index are overweight in the Fund relative to the Index. The Fund's remaining 12 investments are predominantly large-cap foreign companies. Combined, these 12 companies make up 12.7% of the portfolio. Cash is 7.0%. As a result, the Fund continues to have a high active share2 compared to the Index.

1  P/E (Price-to-Earnings Ratio) is a ratio used to value a company by measuring its current share price relative to its per-share earnings.

2  Active share is a measure of the Fund's holdings that differ from its benchmark holdings.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

In terms of geography, 83.6% of the portfolio is invested in U.S. companies, while 9.4% is invested in foreign equities. By market capitalization, 86.7% of the disclosed portfolio is invested in large-cap companies, with approximately one-third of the portfolio invested in mega-caps — companies with market values above $200 billion. The portfolio's weighted average market cap is approximately $300 billion, while the Fund's median market cap is approximately $92 billion.

Regarding portfolio concentration, the Fund's top five positions make up 25.8% of the portfolio compared to approximately 16.0% for the Index. The Fund's top 10 disclosed positions make up 37.6% of the portfolio versus 21.2% for the Index. Over time, our goal is to reduce the weighting of some of the Fund's largest positions and increase the weighting of some of the Fund's smallest positions as our conviction increases.

From a sector exposure standpoint, the portfolio has investments in six of the 11 sectors in the Index. Combined, those six sectors make up 78.9% of the S&P 500 and 93.0% of the Fund's portfolio. Relative to the Index, the portfolio is similarly weighted in consumer discretionary, financials and materials; overweight information technology and industrials; and underweight healthcare. The Fund currently does not have any investments in consumer staples, energy, utilities, real estate and telecommunications services. Collectively, those five sectors make up 21.1% of the S&P 500.

Sector	FPA U.S. Value Fund	S&P 500
Information Technology	35.2%	26.0%
Industrials	17.1%	9.5%
Financials	12.7%	13.8%
Consumer Discretionary	11.9%	12.9%
Health Care	9.9%	14.1%
Materials	1.5%	2.6%
Real Estate	0.0%	2.9%
Consumer Staples	0.0%	7.0%
Energy	0.0%	6.3%
Utilities	0.0%	2.9%
Telecommunication Services	0.0%	2.0%
Total	88.3%	100.0%
Other	4.7%
Call Options	-0.2%
Cash and equivalents (net of liabilities)	7.2%

Source: FPA, Mellon

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Q2 2018 Winners and Losers3

Winners	Losers
Facebook	Morgan Stanley
Alphabet	Lennar
Apple	Baidu
Madison Square Garden	Comcast
Twenty First Century Fox	Arconic

Facebook (NASDAQ: FB) was one of the Fund's biggest winners in the second quarter. We discussed the company in the Q1 2018 commentary, as it was one of the Fund's largest detractors that quarter. Its share price declined 9.45% in the first quarter largely due to negative headlines about Cambridge Analytica's collection of Facebook user data.

We explained that we view FB as arguably one of the world's best businesses, and that we made an investment in the company at a compelling valuation. To that end, we increased our position size from 3.5% of the portfolio at the end of Q1 2018 to 5.0% in April 2018. Thanks in large part to a strong Q1 2018 earnings report, FB appreciated 21.69% in Q2 2018, which contributed to the position size increasing to 6.1% of the Fund's portfolio by the end of the second quarter.

The bottom line is FB is a fast-growing cash-flow machine. In Q4 2017, FB grew revenue 47% and operating profit by 61%. Despite negative headline news, FB followed that impressive quarter with revenue growth that accelerated to 49% in Q1 2018, while its operating profit grew 64%. Monthly active users (MAUs) increased by 13%, while average revenue per user (ARPU) grew by 31%, up from 28% growth in Q4 2017. Its operating margin expanded to 46%, from 41% in Q1 2017.

We do not expect the company to continue growing earnings at a 60%+ pace going forward. However, if FB can continue to grow EPS at a rate of roughly 20% over the next few years (in line with market consensus expectations), by the end of 2019 FB could have net cash equal to approximately 15% of its current market cap, and excluding net cash, the stock could be trading at less than 15x forward unlevered, after-tax earnings.

Another thing to keep in mind is that Instagram, which recently reached over 1.0 billion MAUs, is continuing to grow at a robust rate and is reaching an increasing level of scale. Therefore, Instagram should help further diversify FB's business as it delivers an increasingly larger share of FB's earnings growth going forward. Additionally, FB has yet to monetize Messenger and WhatsApp, two of its biggest platforms, with over 1.3 billion MAUs each.

One of the Fund's largest detractors in the quarter was Lennar (NYSE: LEN), which became the nation's second-largest homebuilder after its recent acquisition of CalAtlantic. Its share price has declined along with other homebuilders' stock prices largely due to market fears that continued rising interest rates and escalating home prices could make housing less affordable.

In our opinion, Lennar has been and continues to be a well-run company under the helm of Stuart Miller, executive chairman and former CEO for the past 21 years. Stuart's father, Leonard Miller, founded the company in 1956. The Miller family maintains control of the company through super voting class B shares. Importantly,

3  Reflects top five contributors and top five detractors to the Fund's performance based on contribution-to-return basis. Contribution is presented as the gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. Past performance does not guarantee future results.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Stuart Miller beneficially owns over $1.0 billion of Lennar shares. Therefore, we believe his economic interests align with ours.

Miller believes scale is a major advantage in the homebuilding business. To that end, Lennar purchased WCI in 2017 and CalAtlantic earlier this year. Pro forma for these merger synergies, LEN trades at approximately 8x forward EPS. As LEN moves increasingly towards a less capital-intensive business model akin to NVR (NYSE: NVR), we believe the right valuation metric to focus on will be its P/E as opposed to book or tangible book value. That said, LEN trades at an undemanding 1.3x book value and 1.8x tangible book value. This compares favorably to NVR's valuation of approximately 15x forward EPS, 7.3x book value and 7.6x tangible book value.

Homebuilding is becoming a fundamentally better business than it was in the past. Aside from NVR, most homebuilders historically reinvested the bulk of their free cash flow back into land development so they could continue to grow their business. NVR's core business model is to purchase developed lots right before it can build on them. This helps translate into superior return on invested capital (ROIC) and free-cash-flow per share growth, which has resulted in the market consistently rewarding it with a higher P/E multiple compared to its peers. With NVR envy, homebuilders like LEN are moving towards a more asset light model whereby it will only hold a normalized two-to-three year land supply going forward.

Another positive aspect for this fragmented industry is the move toward increasing consolidation. The largest homebuilders enjoy important efficiencies of scale that should increase over time and lead to better operating margins. Aside from the obvious corporate overhead savings, we believe that LEN should gain some important, but less obvious advantages from its recent acquisitions. These include attracting and retaining talent and getting 'first looks' on land deals.

Additionally, there are other synergies to consider. Lennar has an Everything Included (EI) marketing model, where its standard homes include premium features such as granite countertops and stainless-steel appliances instead of charging buyers for those upgrades like other homebuilders. The strategy creates the perception of a better value proposition for the buyer and results in a more even production flow, therefore reducing build times and labor costs, which increases ROIC. Furthermore, a more consistent approach to design and interiors allows for better purchasing power on a narrower set of materials — everything from doorknobs to tiles and lumber. As a result, LEN will convert 70% of the acquired CalAtlantic communities to this methodology.

Lastly, there is a re-branding effort underway at CalAtlantic. The lower-end price points will likely use the Lennar brand while the higher-end price points will use the Village Builder brand where available. This will result in lower marketing costs as brands are streamlined. At the same time, design centers that CalAtlantic previously had will be phased out, which will also reduce selling, general and administrative costs.

While we have made the investment case for Lennar, a large part of the investment thesis relates to the industry. We believe that sales of new homes should grow at an above-average rate over the next number of years compared to the prior decade, even if mortgage rates and home prices continue to rise a bit. Over the past 10 years, new home construction completions have averaged 862,890 compared to 1,542,263 from 1968-2007. New housing units are required to replace aging housing stock and meet new demand from population growth. The slowdown in home building over the last decade has produced a shortage of homes in various parts of the U.S., further boosting demand.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

To put the current state of the housing market into perspective, the 30-year mortgage rate is around 4.6%, which compares favorably to the average of approximately 5.8% over the last 50 years. The National Association of Realtors' Housing Affordability Index stood at 145.5 in April 2018. That is higher than the long-term average of 127 (higher is better). Furthermore, if you look at the data by region, the Midwest stood at 183.6, with the Northeast at 160.2 and the South at 147.9. Only the West, at 104.6, is at 'warning' levels. Specifically, on Home Depot's Q1 2018 earnings call on May 15, Chief Financial Officer Carol Tome called out two concerning markets, Denver and Seattle, "that have seen extraordinary expansion of home price appreciation."

One persistent issue that many would-be borrowers face is the difficulty in securing a mortgage. Bank lending standards remain stringent, particularly for those without meaningful W-2 income in relation to a prospective mortgage payment. A growing number of people are earning part of their income through the gig economy, thanks in part to companies such as Uber, Lyft, Amazon, GrubHub, Instacart and Etsy. Others are becoming digital entrepreneurs via apps and content developed and distributed through platforms such as Apple's iTunes store and Alphabet's YouTube, respectively. However, banks generally give such earnings less weight compared to more traditional employment income when they assess mortgage creditworthiness. Until banks' lending practices change with the technological times, a smaller percentage of the U.S. population will be able to qualify for a home mortgage.

However, people still need a place to live. So long as families can afford the rent, more housing units should be built, and more of these units are likely to be rentals as opposed to owner-occupied. That trend has already begun. In 2017, 63.9% of all housing units were owner-occupied, down from 66.9% in 2010. Today, more than ever before, there is a lot of private and public capital flowing into rentals. Provided the economics make sense, stringent lending standards on housing units should not be a major impediment for new housing construction.

Closing

We are optimistic that our portfolio will generate good absolute and relative returns compared to the Index going forward.

We look forward to delivering value for fellow shareholders over the coming years. Thank you for your confidence and continued support.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager

July 2018

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. VALUE FUND, INC.
PORTFOLIO SUMMARY

June 30, 2018 (Unaudited)

Common Stocks		91.9%
Internet Media	15.9%
Aircraft & Parts	6.9%
Diversified Banks	6.6%
Communications Equipment	5.9%
Other Common Stocks	4.8%
Managed Care	4.4%
Consumer Finance	4.4%
Infrastructure Software	3.5%
Courier Services	3.4%
Comml & Res Bldg Equip & Sys	3.2%
Application Software	3.2%
Home Products Stores	2.8%
Entertainment Content	2.1%
Medical Devices	2.1%
Defense Primes	1.9%
Rail Freight	1.8%
Entertainment Facilities	1.6%
Insurance Brokers	1.6%
Health Care Services	1.6%
Basic & Diversified Chemicals	1.5%
Investment Management	1.5%
Private Equity	1.2%
Homebuilders	1.1%
Cruise Lines	1.0%
Electrical Components	1.0%
Apparel, Footwear & Acc Design	1.0%
P&C Insurance	0.7%
Institutional Brokerage	0.7%
Life Science Equipment	0.6%
Information Technology Services	0.6%
Automotive Retailers	0.6%
Health Care Facilities	0.6%
Mass Merchants	0.6%
E-Commerce Discretionary	0.5%
Internet Based Services	0.5%
Lodging	0.5%
Closed End Fund		1.1%
Bonds & Debentures		3.9%
Short-term Investments		1.9%
Other Assets And Liabilities, Net		1.2%
Net Assets		100.0%

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2018
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 15.9%
Alphabet, Inc. (Class C) (a)	5,700	$6,359,205
Baidu, Inc. (ADR) (China) (a)	4,700	1,142,100
Facebook, Inc. (Class A) (a)	23,700	4,605,384
		$12,106,689
AIRCRAFT & PARTS — 6.9%
Airbus SE (France)	24,250	$2,839,278
Boeing Co. (The)	2,500	838,775
United Technologies Corporation	12,350	1,544,121
		$5,222,174
DIVERSIFIED BANKS — 6.6%
Bank of America Corporation	40,000	$1,127,600
Citigroup, Inc.	32,750	2,191,630
JPMorgan Chase & Co.	16,000	1,667,200
		$4,986,430
COMMUNICATIONS EQUIPMENT — 5.9%
Apple, Inc.	17,000	$3,146,870
Cisco Systems, Inc.	31,800	1,368,354
		$4,515,224
MANAGED CARE — 4.4%
Anthem, Inc.	7,350	$1,749,520
UnitedHealth Group, Inc.	6,500	1,594,710
		$3,344,230
CONSUMER FINANCE — 4.4%
American Express Co.	3,900	$382,200
Mastercard, Inc. (Class A)	5,700	1,120,164
PayPal Holdings, Inc. (a)	4,700	391,369
Visa, Inc. (A Shares)	10,650	1,410,592
		$3,304,325
INFRASTRUCTURE SOFTWARE — 3.5%
Microsoft Corporation	27,000	$2,662,470
COURIER SERVICES — 3.4%
FedEx Corp.	7,700	$1,748,362
United Parcel Service, Inc. (Class B)	7,700	817,971
		$2,566,333

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
COMML & RES BLDG EQUIP & SYS — 3.2%
Honeywell International, Inc.	9,100	$1,310,855
Ingersoll-Rand plc	12,700	1,139,571
		$2,450,426
APPLICATION SOFTWARE — 3.2%
Activision Blizzard, Inc.	5,350	$408,312
Adobe Systems, Inc. (a)	1,700	414,477
Cerner Corp. (a)	6,475	387,140
Electronic Arts, Inc. (a)	2,850	401,907
Tencent Holdings Ltd. (ADR) (China)	15,800	793,950
		$2,405,786
HOME PRODUCTS STORES — 2.8%
Home Depot, Inc. (The)	4,400	$858,440
Lowe's Cos., Inc.	13,500	1,290,195
		$2,148,635
ENTERTAINMENT CONTENT — 2.1%
CBS Corporation (Class B)	8,200	$461,004
Naspers Ltd. (N Shares ADR) (South Africa)	8,325	417,249
Twenty-First Century Fox, Inc. (Class A)	15,000	745,350
		$1,623,603
MEDICAL DEVICES — 2.1%
Abbott Laboratories	14,000	$853,860
Medtronic plc (Ireland)	8,950	766,209
		$1,620,069
DEFENSE PRIMES — 1.9%
Northrop Grumman Corp.	2,350	723,095
Raytheon Co.	3,650	705,107
		$1,428,202
RAIL FREIGHT — 1.8%
Union Pacific Corp.	9,800	$1,388,464
ENTERTAINMENT FACILITIES — 1.6%
Madison Square Garden Co. (The) (Class A) (a)	4,025	$1,248,515
INSURANCE BROKERS — 1.6%
Aon plc (Britain)	4,500	$617,265
Willis Towers Watson plc (Britain)	4,100	621,560
		$1,238,825

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
HEALTH CARE SERVICES — 1.6%
IQVIA Holdings, Inc. (a)	3,725	$371,830
Laboratory Corp. of America Holdings (a)	4,750	852,767
		$1,224,597
BASIC & DIVERSIFIED CHEMICALS — 1.5%
DowDuPont, Inc.	17,700	$1,166,784
INVESTMENT MANAGEMENT — 1.5%
BlackRock, Inc.	2,250	$1,122,840
PRIVATE EQUITY — 1.2%
KKR & Co. LP	35,000	$869,750
HOMEBUILDERS — 1.1%
Lennar Corp. (Class A)	15,900	$834,750
CRUISE LINES — 1.0%
Royal Caribbean Cruises Ltd.	7,250	$751,100
ELECTRICAL COMPONENTS — 1.0%
TE Connectivity, Ltd. (Switzerland)	8,250	$742,995
APPAREL, FOOTWEAR & ACC DESIGN — 1.0%
adidas AG (Germany)	1,675	$365,687
LVMH Moet Hennessy Louis Vuitton SE (France)	1,100	366,362
		$732,049
P&C INSURANCE — 0.7%
Berkshire Hathaway, Inc. (Class A) (a)	2	$564,080
INSTITUTIONAL BROKERAGE — 0.7%
Morgan Stanley	11,400	$540,360
LIFE SCIENCE EQUIPMENT — 0.6%
Thermo Fisher Scientific, Inc.	2,350	$486,779
INFORMATION TECHNOLOGY SERVICES — 0.6%
Accenture plc (Class A) (Ireland)	2,900	$474,411

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
AUTOMOTIVE RETAILERS — 0.6%
O'Reilly Automotive, Inc. (a)	1,650	$451,391
HEALTH CARE FACILITIES — 0.6%
HCA Holdings, Inc.	4,200	$430,920
MASS MERCHANTS — 0.6%
Dollar General Corporation	4,200	$414,120
E-COMMERCE DISCRETIONARY — 0.5%
Alibaba Group Holding Ltd. (ADR) (China) (a)	2,225	$412,804
INTERNET BASED SERVICES — 0.5%
Booking Holdings, Inc. (a)	185	$375,012
LODGING — 0.5%
Marriott International, Inc. (Class A)	2,800	$354,480
OTHER COMMON STOCKS — 4.8% (a)(b)		$3,625,888
TOTAL COMMON STOCKS — 91.9% (Cost $59,368,034)		$69,835,510
CLOSED END FUND — 1.1%
Altaba, Inc. (a) (Cost $755,937)	11,150	$816,292
BONDS & DEBENTURES
U.S. TREASURY — 3.9%
U.S. Treasury Notes — 1.25% 11/15/2018	$3,000,000	$2,991,117
TOTAL BONDS & DEBENTURES — 3.9% (Cost $2,990,890)		$2,991,117
TOTAL INVESTMENT SECURITIES — 96.9% (Cost $63,114,861)		$73,642,919

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2018
(Unaudited)

SHORT-TERM INVESTMENTS	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.35% 7/2/2018 (Dated 06/29/2018, repurchase price of $1,443,042, collateralized by $1,435,000 principal amount U.S. Treasury Notes — 0.125% 2024, fair value $1,472,070)	$1,443,000	$1,443,000
TOTAL SHORT-TERM INVESTMENTS — 1.9% (Cost $1,443,000)		$1,443,000
TOTAL INVESTMENTS — 98.8% (Cost $64,557,861)		$75,085,919
Other Assets and Liabilities, net — 1.2%		886,931
NET ASSETS — 100.0%		$75,972,850

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

Written Option Contracts:

Description	Exercise Price	Expiration Date	Counterparty	Number of Contracts	Notional Amount	Premium	Value
Calls
Accenture PLC	$160	1/18/2019	JPM	8	$800	$7,035	$(8,720)
Boeing Co. (The)	390	1/18/2019	JPM	6	600	11,962	(5,592)
Dollar General Corp.	95	1/18/2019	JPM	42	4,200	30,461	(40,740)
HCA Healthcare Inc.	105	1/18/2019	JPM	42	4,200	25,171	(24,360)
Home Depot Inc. (The)	195	1/18/2019	JPM	7	700	6,575	(8,281)
Mastercard Inc.	210	1/18/2019	JPM	23	2,300	24,215	(19,320)
O'Reilly Automotive Inc.	290	1/18/2019	JPM	16	1,600	24,949	(26,560)
Union Pacific Corp.	150	1/18/2019	JPM	98	9,800	62,163	(60,760)
Total Written Options						$192,531	$(194,333)

FPA U.S. VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $63,114,861)	$73,642,919
Short-term investments — at amortized cost (maturities 60 days or less)	1,443,000
Due from broker — OTC derivatives collateral	232,436
Cash	755
Receivable for:
Investment securities sold	1,469,410
Dividends and interest	127,121
Capital Stock sold	327
Prepaid expenses and other assets	736
Total assets	76,916,704
LIABILITIES
Written options, at value (premiums received $192,531)	194,333
Payable for:
Investment securities purchased	528,854
Capital Stock repurchased	56,976
Advisory fees	34,924
Accrued expenses and other liabilities	128,767
Total liabilities	943,854
NET ASSETS	$75,972,850
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 7,567,234 outstanding shares	$75,672
Additional Paid-in Capital	64,736,556
Undistributed net realized gain	502,905
Undistributed net investment income	132,590
Unrealized appreciation of investments	10,525,127
NET ASSETS	$75,972,850
NET ASSET VALUE
Offering and redemption price per share	$10.04

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $8,286)	$509,430
Interest	11,410
Total investment income	520,840
EXPENSES
Advisory fees	287,328
Legal fees	72,940
Director fees and expenses	57,232
Transfer agent fees and expenses	46,255
Reports to shareholders	36,143
Audit and tax services fees	26,798
Filing fees	17,100
Custodian fees	8,401
Administrative services fees	2,478
Professional fees	2,237
Other	2,903
Total expenses	559,815
Reimbursement from Adviser	(81,942)
Net expenses	477,873
Net investment income	42,967
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	261,966
Written options	(14,110)
Foreign currency transactions	(3,666)
Net change in unrealized appreciation (depreciation) of:
Investments	912,992
Written options	(1,802)
Translation of foreign currency denominated amounts	(2,431)
Net realized and unrealized gain	1,152,949
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,195,916

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$42,967	$158,670
Net realized gain	244,190	3,161,566
Net change in unrealized appreciation	908,759	6,977,224
Net increase in net assets resulting from operations	1,195,916	10,297,460
Distributions to shareholders from:
Net investment income	—	(549,989)
Total distributions	—	(549,989)
Capital Stock transactions:
Proceeds from Capital Stock sold	861,660	17,183,002
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	385,339
Cost of Capital Stock repurchased	(12,296,739)	(54,035,942)*
Net decrease from Capital Stock transactions	(11,435,079)	(36,467,601)
Total change in net assets	(10,239,163)	(26,720,130)
NET ASSETS
Beginning of period	86,212,013	112,932,143
End of period	$75,972,850	$86,212,013
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	84,035	1,864,285
Shares issued to shareholders upon reinvestment of dividends and distributions	—	39,440
Shares of Capital Stock repurchased	(1,212,588)	(5,630,754)
Change in Capital Stock outstanding	(1,128,553)	(3,727,029)

*  Net of redemption fees of $15,497 for the year ended December 31, 2017.

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2018		Year Ended December 31,
	(Unaudited)		2017	2016	2015	2014	2013
Per share operating performance:
Net asset value at beginning of period	$9.91		$9.09	$9.36	$53.50	$49.53	$41.09
Income from investment operations:
Net investment income (loss)*	$0.01		$0.01	$0.04	$(0.01)	$(0.08)	—
Net realized and unrealized gain (loss) on investment securities	0.12		0.86	(0.23)	(4.38)	8.08	11.98
Total from investment operations	$0.13		$0.87	$(0.19)	$(4.39)	$8.00	$11.98
Less distributions:
Dividends from net investment income	—		$(0.05)	—	—	—	$(0.02)
Distributions from net realized capital gains	—		—	$(0.08)	$(39.75)	$(4.03)	(3.52)
Total distributions	—		$(0.05)	$(0.08)	$(39.75)	$(4.03)	$(3.54)
Redemption fees	—		— **	— **	— **	— **	— **
Net asset value at end of period	$10.04		$9.91	$9.09	$9.36	$53.50	$49.53
Total investment return***	1.31%		9.52%	(2.00)%	(3.68)%	16.38%	30.46%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$75,973		$86,212	$112,932	$166,636	$336,893	$310,921
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.39	%†	1.22%	1.20%	0.97%	0.94%	0.96%
After reimbursement from Adviser	1.19	%†	1.13%	1.11%	0.97%	0.94%	0.96%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.10	)%†	0.05%	0.32%	(0.03)%	(0.16)%	(0.22)%
After reimbursement from Adviser	0.11	%†	0.14%	0.40%	(0.03)%	(0.16)%	(0.22)%
Portfolio turnover rate	87	%†	137%	115%	109%	5%	8%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2018
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA U.S. Value Fund, Inc. (the "Fund") (formerly, FPA Perennial Fund, Inc.) is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $32,669,433 for the period ended June 30, 2018. The proceeds and cost of securities sold resulting in net realized gains of $261,966 aggregated $46,312,495 and $46,050,529 respectively, for the period ended June 30, 2018. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2018, was $64,792,918 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2018, for federal income tax purposes was $10,935,819 and $603,962, respectively resulting in net unrealized appreciation of $10,331,957. As of and during the period ended June 30, 2018, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2014 or by state tax authorities for years ended on or before December 31, 2013.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2018, the Fund paid aggregate fees and expenses of $57,232 to all Directors who are not affiliated persons of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2018:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$12,106,689	—	—	$12,106,689
Aircraft & Parts	5,222,174	—	—	5,222,174
Diversified Banks	4,986,430	—	—	4,986,430
Communications Equipment	4,515,224	—	—	4,515,224
Managed Care	3,344,230	—	—	3,344,230
Consumer Finance	3,304,325	—	—	3,304,325
Infrastructure Software	2,662,470	—	—	2,662,470
Courier Services	2,566,333	—	—	2,566,333
Comml & Res Bldg Equip & Sys	2,450,426	—	—	2,450,426
Application Software	2,405,786	—	—	2,405,786
Home Products Stores	2,148,635	—	—	2,148,635
Entertainment Content	1,623,603	—	—	1,623,603
Medical Devices	1,620,069	—	—	1,620,069
Defense Primes	1,428,202			1,428,202
Rail Freight	1,388,464	—	—	1,388,464
Entertainment Facilities	1,248,515	—	—	1,248,515
Insurance Brokers	1,238,825	—	—	1,238,825
Health Care Services	1,224,597	—	—	1,224,597
Basic & Diversified Chemicals	1,166,784	—	—	1,166,784
Investment Management	1,122,840	—	—	1,122,840
Private Equity	869,750	—	—	869,750
Homebuilders	834,750	—	—	834,750
Cruise Lines	751,100	—	—	751,100
Electrical Components	742,995	—	—	742,995
Apparel, Footwear & Acc Design	732,049	—	—	732,049
P&C Insurance	564,080	—	—	564,080
Institutional Brokerage	540,360	—	—	540,360
Life Science Equipment	486,779	—	—	486,779
Information Technology Services	474,411	—	—	474,411
Automotive Retailers	451,391	—	—	451,391
Health Care Facilities	430,920	—	—	430,920
Mass Merchants	414,120	—	—	414,120
E-Commerce Discretionary	412,804			412,804

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Internet Based Services	$375,012	—	—	$375,012
Lodging	354,480	—	—	354,480
Other Common Stocks	3,625,888	—	—	3,625,888
Closed End Fund
Internet Media	816,292	—	—	816,292
U.S. Treasury	—	$2,991,117	—	2,991,117
Short-Term Investment	—	1,443,000	—	1,443,000
	$70,651,802	$4,434,117	—	$75,085,919
Equity Options (equity risk)	$(194,333)	—	—	$(194,333)

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2018.

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2018:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company: Repurchase Agreement	$1,443,000	$1,443,000	**	—	—
JPMorgan Chase & Co.: Call Option Written	(194,333)	(232,436)		—	$38,103

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $1,472,070 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA U.S. VALUE FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2018 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2017	$1,000.00	$1,000.00
Ending Account Value June 30, 2018	$1,013.10	$1,018.89
Expenses Paid During Period*	$5.94	$5.96

*  Expenses are equal to the Fund's annualized expense ratio of 1.19%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2018 (181/365 days).

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships

Independent Directors

Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 6	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Trustee* Years Served: 2	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Director* Years Served: 3	Consultant. ML2Advisors, LLC. Former Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001).	7
Alfred E. Osborne, Jr. – 1944†	Director* Years Served: 4	Interim Dean, Professor and Faculty Director, Price Center for Entrepreneurship and Innovation of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 6	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Director* Years Served: 6	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7

Interested Director(2)

J. Richard Atwood – 1960	Director* and President Years Served: 21	Managing Partner of the Adviser.	7

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships

Officers

Gregory Nathan – 1981	Vice President & Portfolio Manager Years Served: 2	Managing Director of the Adviser since 2015 Formerly Vice President of the Adviser from 2007 to 2015.
David C. Lebisky – 1972	Chief Compliance Officer Years Served: 1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 12	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 3	Vice President and Senior Counsel of State Street Bank and Trust Company

(1)  The address for each Director and each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA U.S. VALUE FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA U.S. VALUE FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2018 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  The information required regarding the change in the independent public accountant is attached hereto.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. VALUE FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2018

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 6, 2018